Improving the lives of hospitalized patients Corporate Overview January 2009 Exhibit 99.1

2 Theodore R. Schroeder President, CEO & Co-Founder

This presentation includes forward-looking statements. Words such as “believes,” “plans,” “expects,” “anticipates,” and “will”
are intended to identify forward-looking statements, and are based on our current beliefs and expectations. They include statements regarding: our belief that we have completed the clinical development program for Acetavance, the potential results of the ongoing review of Phase 3 clinical trial data for Omigard, the timeframes in which we expect to submit NDAs for our product candidates, the anticipated clinical efficacy, safety, labeling claims, medical need, pricing, market potential and the availability of adequate patent and regulatory exclusivity protection for our product candidates.
Our actual results may differ materially from those included in this presentation due to the risks and uncertainties inherent in our business, such as: the FDA may require us to complete additional trials, testing or other requirements prior to submitting
NDAs for our product candidates; final analyses of data from our clinical trials may vary from initial analyses; the FDA may not agree with our interpretation of the results of our clinical trials; our clinical trials may produce negative or inconclusive results, or may be inconsistent with previously conducted clinical trials; we expect intense competition and pricing pressure for our product candidates, and new products may emerge that provide different or better therapeutic alternatives; the FDA may not agree with changes we have proposed in the statistical analysis plan for our Phase 3 clinical trial of Omigard, and we cannot be certain how the FDA will analyze the results of the trial; our clinical trial data may not indicate sufficient therapeutic efficacy for our product candidates, and these data or adverse event reporting data from countries where
Acetavance is approved, may indicate that adverse side effects are more prevalent or severe than anticipated; we may experience delays in completing important manufacturing development activities, which would delay our NDA submissions;
the performance of third parties on whom we rely to complete key development activities may be substandard, late, or may be of insufficient quality to include in our NDAs; we may require substantial additional funding to complete our development programs and, if approved, to launch our product candidates, and we may not be able to raise sufficient capital when needed, or at all. These and other risks are detailed in our prior press releases and periodic public filings with the Securities and Exchange Commission, and we encourage you to read them carefully. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of Section 21E of the Private
Securities Litigation Reform Act of 1995, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.
Forward-looking statements
Cadence, Acetavance and Omigard are trademarks of Cadence Pharmaceuticals, Inc.                © 2009 Cadence Pharmaceuticals, Inc. All rights reserved.
Tylenol® is a registered trademark of McNeil Laboratories, Inc.    Perfalgan™ is a trademark of Bristol-Myers Squibb Company

Hospital-focused business strategy
Acquire, develop and commercialize late-stage products
Target $50+ billion US hospital market with focused sales force
Acetavance – Phase III for acute pain and fever (US)
EU market leader; significant US market opportunity
Opioid-sparing potential
Pivotal efficacy trials completed – 505(b)(2) NDA submission expected 2Q09
Omigard – Phase III for catheter-related infections (US/EU)
Large unmet need – impact on patient care and costs to hospitals
Primary endpoint in ongoing Phase III trial achieved as secondary in previous trial
Phase III results expected 1Q09
Cadence: highlights
TM
TM

Acetavance™
acetaminophen for injection
100mL at 10 mg/mL
CAUTION: NEW DRUG
LIMITED BY FEDERAL LAW TO
INVESTIGATIONAL USE
Store at 25 ± 5°C
Mfg Date 6 AUG 06
Lot# 021 Part# C802
cadence™
Cadence Pharmaceuticals
San Diego, CA 92130

Acute pain - adults
Acute pain - pediatrics
Fever - adults
Fever - pediatrics
Preclinical Phase I Phase II Phase III
Acute pain - adults
Acute pain - pediatrics
Fever - adults
Fever - pediatrics
Preclinical Phase I Phase II Phase III
Acetavance
TM
intravenous acetaminophen

Acetavance™
acetaminophen for injection
100mL at 10 mg/mL
CAUTION: NEW DRUG
LIMITED BY FEDERAL LAW TO
INVESTIGATIONAL USE
Store at 25 ± 5°C
Mfg Date 6 AUG 06
Lot# 021 Part# C802
cadence™
Cadence Pharmaceuticals
San Diego, CA 92130

cadence™ PHARMACEUTICALS

Acetavance
TM
: product overview
Oral acetaminophen - most widely used drug for
pain and fever
Available in US for 50+ years
Active ingredient in Tylenol
®
and >300 other medications
Acetavance – proprietary IV formulation
Marketed by BMS in Europe since 2002 (Perfalgan )
Cadence acquired US and Canadian rights from BMS
TM

Acetavance
TM
: limitations of current IV therapies
Sedation
Nausea
Vomiting
Constipation
Headache
Cognitive impairment
Respiratory depression
Opioids NSAIDs
Black Box Warning
Bleeding
GI complications
Kidney complications
Cardiovascular risks
Prolonged recovery
Increased length of stay
Higher costs to the institution
Limited use

Severe Pain
Moderate Pain
Mild Pain
Current EU Approach

Acetavance
TM
: foundation of multi-modal analgesia
1
Sinatra, et al. Anesthesiology.  April 2005
IV
acetaminophen
+ opioids
IV acetaminophen
+/- opioids
IV acetaminophen
Baseline analgesic post-op
Add opioids if pain increases
Result :
>33% decrease in opioids
Superior pain relief
Better patient satisfaction
1

product sales
(USD million)
$11
$60
$112
$140
$167
$200
28
45
56
67
80
unit sales
(million)
2002
2003
2004
2005
2006
2007

9 European IV Acetaminophen Sales Source: IMS data, company estimates Acetavance TM : IV acetaminophen leads EU market

20% Mar 04
Launch Date 2007 Unit Share*
Jun 02 47%
Nov 02 17%
Jun 03 22%
Apr 04 27%
Dec 04 8%
Total EU market 21%
Acetavance
TM
: IV acetaminophen leads EU market
EU IV Acetaminophen Sales Performance
* Unit share of all injectable analgesics
Source: IMS data

Acetavance
TM
: large US market opportunity
US and EU injectable analgesics markets are similarly sized
~80 million IV acetaminophen units sold in Europe in 2007
$8-10 US price expected for Acetavance
Sources: IMS data, company estimates

81%
94%
97%
100%
As soon as approved
After a few colleagues have tried
After most colleagues have tried
After it becomes a standard drug

CADENCE PHARMACEUTICALS

12 Acetavance TM : significant physician support Market survey of 126 US physicians suggests readiness to adopt Source: IMS market research 2007

Acetavance
TM
: clear path to NDA
Safety
505(b)(2) NDA
Reformulation of one of the most widely used drugs in the US
Ability to reference studies conducted by others, including extensive literature
Safety
Safety consistent with placebo, including hepatic safety
>2,000 subjects studied in clinical trials
>300 million doses sold outside of the US
Efficacy
2 required pivotal trials successfully completed
>10 other successful studies for treatment of pain and fever

Study n Design Result
Adult Efficacy
Sinatra Study 101 Hip/knee replacement SPID24 p<0.001
Study 302 60 Endotoxin-induced fever WSTD6 p<0.001
Adult Safety & PK
Study 301 332 Abdominal GYN surgery Safety comparable to placebo over 48h
Study 351 >50 5-day safety Safety comparable to standard of care
Study 101 38 PK vs. oral acetaminophen Demonstrated lack of accumulation over 48h
Pediatric Safety & PK
Study 102 75 Pharmacokinetics PK comparable to adults
Age-related reduction in clearance in newborns
Study 352 >50 5-day safety Enrollment complete
Topline results available 1Q09
Acetavance
TM
:
FDA agreed upon NDA requirements
SPID24: sum of pain intensity differences over 24hrs
WSTD6: weighted sum of temperature differences over 6hrs

IV
PO
Mean Acetaminophen Conc (ug/mL)
Time (h)

CADENCE PHARMACEUTICALS

Study 101: PK study comparing IV to oral acetaminophen (n=38)
Mean acetaminophen concentration
over time profiles for each treatment
six hour IV or PO dosing regimen
Arrow (dosing time), error bar (standard error),
solid dot and line (arithmetic mean acetaminophen
concentration)
Acetavance
TM
: no accumulation over 48 hours

Acetavance Placebo
Single dose studies 3.1% (12/381) 8.2% (12/146)
Multiple dose studies 3.0% (8/268) 5.2% (14/269)
TOTAL 3.1% (20/649)   6.3% (26/415)
* AE reports are regardless of relatedness and majority were assessed by investigator to be unrelated to study drug
* ALT = serum alanine aminotranferase; AST = serum aspartate aminotransferase
Summary of ALT/AST Treatment-Emergent Events
Subjects with Treatment-
Emergent ALT/AST Elevations*
Acetavance
TM
: hepatic safety similar to placebo
Source: Poster presentation, American Society of Regional Anesthesia and Pain Medicine, May 2008, Cancun, Mexico.

Pain Intensity Differences
1.00
0.75
0.50
0.25
0.00
-0.25
-0.50
1
2
3
4
5
6
Time (hours)

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|---|---|---|---|
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| | | | |

Sinatra, et al. Anesthesiology, V 102, No. 4,  April 2005.
IV acetaminophen placebo p-value
Sum of pain intensity difference over 24h 0.4 -235 <0.0001
Weighted sums of pain relief over 6h 6.6 2.2 <0.05
Good/excellent evaluation at 24h 41% 23% <0.01
Morphine consumption 38.3 mg (33% ) 57.4 mg <0.01
Safety IV acetaminophen not different than placebo
placebo
IV acetaminophen
Sinatra Study: Placebo-controlled, total hip & total knee replacement
(n=49/52)
p<0.001
. .
Acetavance
TM
: pivotal study in post-op pain

Acetavance
TM
:
pivotal study in fever
IV acetaminophen placebo p-value
Primary endpoint: WSTD6
Mean (SD) -3.7 (3.58) -0.7 (3.32) 0.001
Median -3.7 -1.2
Range -9.8 to 5.5 -10.0 to 8.2
Secondary endpoints
WSTD3 -0.9 0.7 <0.0001
Max temp reduction T0 to T6h 1.3 0.9 <0.05
% subjects w/ temp <38°C T0 to T6h 42% 10% <0.01
WSTD6: weighted sum of temperature differences over 6 hours
WSTD3: weighted sum of temperature differences over 3 hours
Study 302: Placebo-controlled, endotoxin-induced fever
(n=60)

| | | | |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |

cadence™
PHARMACEUTICALS

Study n Design Result
Study 304 240 Abdominal laparoscopy SPID24 p<0.01
Study 303 81 Endotoxin-induced fever WSTD2 p=0.0039
136-01-03 (BMS) 69 Hip replacement PID at 1, 2, 3 and 4 hrs p<0.001
136-02-03 (BMS) 61 Hip replacement PID at 1, 2, and 3 hrs p<0.05
136-03-03 (BMS) 44 Hip replacement PID at 1, 2, and 3 hrs p<0.05
Moller et al 152 Oral surgery Mean PR through 6 hrs p=0.0001
Cattabriga et al 113 Cardiac surgery w/ median sternotomy PI at 24 hrs p=0.0044
Atef et al 76 Tonsillectomy Rescue med consumption p<0.001
Juhl et al 297 Oral surgery TOTPAR6 p < 0.0001
Kemppainen et al 74 Endoscopic sinus surgery Rescue med consumption p=0.001
Acetavance
TM
: supportive efficacy trials
Additional placebo-controlled efficacy trials supporting 505(b)(2) NDA
SPID24: sum of pain intensity differences over 24hrs
WSTD2: weighted sum of temperature differences over 2hrs
PI: pain intensity
PID: pain intensity difference
TOTPAR6: total pain relief over 6hrs

R
*
Acetavance
TM
: strong intellectual property
Acetaminophen
in solution
Acetaminophen
polymers
Free radical
formation
+
Formulation must protect acetaminophen from O
2
degradation
Covers process for removing
oxygen from a solution and
solutions made by that process
Expires in 2021
Issued US process &
product-by-process patent
Covers acetaminophen formulations
containing radical scavengers and/or
radical antagonists
Expires in 2017
Issued US
formulation patent
X
Oxygen

Omigard
TM
omiganan 1% aqueous gel
Preclinical Phase I Phase II Phase III
Catheter-related infections
Other infections
Preclinical Phase I Phase II Phase III
Catheter-related infections
Other infections

Omigard
TM
: product overview
Topical antimicrobial for catheter-related infections
Bactericidal and fungicidal
Rapid and prolonged effect
No acquired resistance observed
Excellent safety profile
Convenient application
Cadence acquired North American and European rights

Omigard
TM
: significant unmet need
Catheters are leading cause of BSI
325,000 catheter-related BSIs annually
40,000 - 80,000 deaths
Mounting pressure to lower infection rates
Mandatory hospital reporting
Changes in CMS reimbursement
$25,000 per infection
Significant limitations with current standard of care
Limited duration of activity
Increasing resistance
Source: Centers for Disease Control

Omigard
TM
: large market opportunity
20 million central lines placed in US annually
11 million CVCs
7 million arterial lines
2 million PICCs
9% CAGR
3 to 4 applications of Omigard per catheter
Dressing change and reapplication every 3 days
>50 million potential applications of Omigard in US annually
Source: Theta Report 2007, company estimates

Omigard
TM
: clinical development plan
Special Protocol Assessment (SPA) with FDA
Single confirmatory Phase III trial required for approval
Primary endpoint: Local Catheter Site Infection (LCSI)
42% LCSI reduction (p=0.03) demonstrated in previous Phase III study (n=1,407)
Phase III CLIRS trial: Central Line Infection Reduction Study
Reached patient enrollment goal of 1,850 in the US and Europe
Additional Evaluation Committee review ongoing
Topline results expected 1Q09

Omigard
TM
: perceived as major advancement
Harris Interactive, Inc. November 2006
85% Combined
Extremely Favorable/Very Favorable
Impression
Physicians
(n=230)
Nurses
(n=75)
Pharmacists
(n=41)
0%
2%
13%
42%
43%
0%
1%
16%
40%
43%
0% 0%
12%
46%
41%
1 2 3 4 5
Not at all Favorable Extremely Favorable

27 Omigard Phase III CLIRS results 1Q09 Acetavance NDA submission 2Q09 Omigard NDA submission 2Q09 Cadence: key milestones

NASDAQ WELCOMES
CADENCE
PHARMACEUTICALS
NASDAQ LISTED [ CADX]
cadence
PHARMACEUTICALS
NASDAQ

cadence™
PHARMACEUTICALS

Cadence: financial position
12 Months
Ended
12/31/07
(MM)
9 Months
Ended
9/30/08
(MM)
Operating expenses $54.2 $42.9
Cash and cash equivalents (1) $55.4 $61.1
Shares outstanding (1) 29.1 38.4
(1) Results for 9 Months Ended 9/30/08 include net proceeds of approx. $49.1 million from a registered direct offering of approx. 9.2 million shares of common stock completed in February 2008

Acetavance™
CAUTION: NEW DRUG
LIMITED BY FEDERAL LAW TO
INVESTIGATIONAL USE
cadence
Cadence Pharmaceuticals
San Diego, CA 92130

cadence™
PHARMACEUTICALS

Clear path to 505(b)(2) NDA
Pivotal efficacy trials complete
New data support safety profile
Reformulation of most widely used pain drug in US
Significant US market opportunity
#1 injectable pain drug in Europe
Pricing upside in US vs. Europe
SPA path to NDA
Enrollment complete in confirmatory Phase III trial
Large unmet need
Impact on patient care and cost to hospitals
Cadence: highlights
Acetavance
Omigard
TM
TM

NASDAQ: CADX Improving the lives of hospitalized patients